1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

2025 Janney CEO Forum


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the values of our assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; volatility in the mortgage industry; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for us; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with or furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2025 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $3.03 billion (at December 31, 2024)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29*
- **Loan Production Offices:** 16
- **ATM Locations:** 20
- **Year Established:** 1907**
- **Quarterly Dividend:** $0.28

* Including headquarters and drive through banking in Aberdeen, WA.

** Predecessor to Anchor Bank, Aberdeen Federal Savings and Loan, established in 1907.


1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Ellensburg, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Bellevue, Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
Seattle
Tacoma
Olympia
Portland
Spokane
Boise
WASHINGTON
OREGON

1ST SECURITY BANK

FS BANCORP, INC.

CULTURE & HISTORY

Vision

Build a truly great place to work and bank

Mission

Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles

- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

- **1907** — Predecessor to Anchor Bank, founded in 1907
- **2012** — Converted to a stock savings bank on July 9, 2012
- **2016** — Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
- **2017** — Raised $27.6M in Capital ($25.7M net) w/secondary offering
- **2018** — Completed Anchor Bancorp acquisition on November 15, 2018
- **2023** — Seven-branch acquisition in Q1 2023 resulting in $425.5M in deposits
- **2024** — Forty-eighth consecutive quarterly cash dividend of $0.28 per share

1ST SECURITY BANK

FS BANCORP, INC.

Asset Growth Profile


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
ColumbiaBank
Branch Acquisition – February 2023
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
$3,029
2016
2017
2018
2019
2020
2021
2022
2023
2024

Source: Company Documents
Note: Dollar amounts in millions


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

1ST SECURITY BANK

FS BANCORP, INC.

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

1ST SECURITY BANK

FS BANCORP, INC.

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- The Montesano branch is a LEED certified building
- Financing energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Hybrid work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Commitment to Financial Literacy Programs taught at Elementary and High Schools and The IF Project, which provides financial education to soon-to-be released inmates

GOVERNANCE

- Independent Board Chair
- Six of seven directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging and pledging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*21*	*25+*
	Erin Burr	*EVP, Chief Risk Officer*	*16*	*25+*
	Matthew Mullet	*President, Chief Financial Officer*	*13*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*8*	*30+*
	Ben Crowl	*EVP, Chief Lending Officer*	*6*	*15+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*22*	*20+*
	Donn Costa	*EVP, Home Lending Production*	*13*	*30+*
	Shana Allen	*EVP, Chief Information Officer*	*15*	*30+*
	Robert Nesbitt	*EVP, Chief Credit Operations Officer*	*8*	*20+*
	Sean McCormick	*EVP, Chief Credit Administration Officer*	13	20+

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

- $4.1B* — Frontier Bank
- $1.6B* — Cascade Financial Corporation
- $1.3B* — CityBank
- $520M* — Golf Savings Bank
- $350M* — North County Bank
- $255M — 1st Security Bank
- $243M — Coastal Community Bank
- $207M* — First Heritage Bank
- $206M* — The Bank of Washington
- $185M* — Prime Pacific Bank
- $149M — Pacific Crest Savings Bank
- $133M — Mountain Pacific Bank
- $123M — UniBank
- $45M* — Bank of Everett

Banks Headquartered in Snohomish County: December 31, 2024
Total Assets $8.8B

- $4.1B** — Coastal Community Bank
- $3.0B — 1st Security Bank
- $803M — Mountain Pacific Bank
- $569M ** — UniBank
- $323M ** — Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County

** As of September 30, 2024

Note: Dollar amount are for assets

Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

FOURTH QUARTER 2024 HIGHLIGHTS

Financial Highlights Q4 2024

- Net Income of $7.4 million
- Total assets of $3.0 billion
- Gross portfolio loans of $2.5 billion

Q4 2024 Capital

- Diluted earnings per share of $0.92
- Tangible book value per share growth of $0.92 to $36.02[1]
- Increased our forty-eighth consecutive quarterly cash dividend by $0.01 to $0.28

Selected Performance Ratios

- ROAA of 0.98%
- ROAE of 9.88%
- Net Interest Margin of 4.31%
- Efficiency Ratio of 68.16%

Credit Quality Ratios

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.45%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.26%

Capital Position

- Repurchased 35,000 shares at an average price of $48.47 per share
- $4.7 million remaining under the existing share repurchase plan

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

2024 HIGHLIGHTS

Financial Highlights Year-End 2024

- Total assets of $3.0 billion
- Gross portfolio loans of $2.5 billion
- Net income of $35.0 million

YTD 2024

- Diluted earnings per share of $4.36
- Tangible book value per share growth of $4.38 to $36.02[(1)]
- Announced forty-eighth consecutive quarterly cash dividend: $0.28

Selected Performance Ratios

- ROAA YTD of 1.18%
- ROAE YTD of 12.22%
- Net Interest Margin YTD of 4.30%
- Efficiency Ratio YTD of 67.45%

Credit Quality Ratios

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.45%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.26%

Capital Position

- Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"
- As of December 31, 2024, the Bank's Common Equity Tier 1 ("CET1") capital ratio was 12.93%

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE GROWTH

Total Assets ($B)



$1.71B
$2.11B
$2.29B
$2.63B
$2.97B
$3.03B
2019
2020
2021
2022
2023
2024

Tangible Common Equity ($M) (1)



$192
$223
$241
$226
$244
$278
2019
2020
2021
2022
2023
2024

Total Net Loans ($B) (2)



$1.40B
$1.71B
$1.85B
$2.21B
$2.43B
$2.53B
2019
2020
2021
2022
2023
2024

Total Deposits ($B)



$1.39B
$1.67B
$1.92B
$2.13B
$2.52B
$2.34B
2019
2020
2021
2022
2023
2024

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

INCOME STATEMENT TRENDS

Net Income ($M)


$22.7
$39.3
$37.4
$29.6
$36.1
$35.0
2019
2020
2021
2022
2023
2024

Total Revenues ($M)


$140
$120
$100
$80
$60
$40
$20
$0
$93.3
$129.5
$124.1
$122.4
$143.8
$144.7
2019
2020
2021
2022
2023
2024
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)


$62.3
$66.6
$76.2
$79.2
$93.7
$97.6
2019
2020
2021
2022
2023
2024

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.38%
2.02%
1.71%
1.18%
1.27%
1.18%
2019
2020
2021
2022
2023
2024

ROAE


11.92%
18.74%
15.74%
11.66%
14.36%
12.22%
2019
2020
2021
2022
2023
2024

Efficiency Ratio


66.78%
51.43%
61.41%
64.70%
65.20%
67.45%
2019
2020
2021
2022
2023
2024

Net Interest Margin


4.53%
4.02%
4.13%
4.46%
4.48%
4.30%
2019
2020
2021
2022
2023
2024

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$23.0
$55.4
$37.5
$18.1
$20.5
$21.6
2019
2020
2021
2022
2023
2024

Noninterest Income Composition[1]


Loss on sale of securities (36.4%)
BOLI 4.6%
Other 6.8%
Gain on sale of MSRs 38.8%
Service charges and fee income 46.5%
Gain on sale of loans 39.7%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale of loan revenue resulting from low-interest rate environment.
(1) Year ended December 31, 2024

NONINTEREST EXPENSE

Noninterest Expense ($M)


$62.3
$66.6
$76.2
$79.2
$93.7
$97.6
2019
2020
2021
2022
2023
2024

Noninterest Expense Composition(1)


Occupancy
7.0%
Data processing
8.6%
Loan costs
2.8%
Professional fees
4.2%
FDIC Insurance
2.0%
Other
5.0%
(2)
Operations
13.9%
Salaries and
benefits
56.5%

(1) Year ended December 31, 2024
(2) Other = marketing and advertising, amortization of core deposit intangible and impairment of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.50
$4.49
$4.37
$3.70
$4.56
$4.36
2019
2020
2021
2022
2023
2024

Book Value Per Share


$22.93
$27.67
$30.75
$30.42
$34.36
$38.26
2019
2020
2021
2022
2023
2024

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income



$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$11.6
$111.7
$9.8
$113.3
2019
2020
2021
2022
2023
2024

Noninterest Expense



$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
$19.9
$73.8
$20.0
$77.6
2019
2020
2021
2022
2023
2024

Noninterest Income



$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
$12.3
$9.2
2019
2020
2021
2022
2023
2024

Net Income



$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
$0.3
$35.7
$2.2
$32.8
2019
2020
2021
2022
2023
2024

Source: Company documents
Note: Dollar amounts in millions

1ST SECURITY BANK

FS BANCORP, INC.

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer, Senior Executive Compliance Officer and Director of Internal Audit reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 65.7% (as of December 31, 2024)
  - Commercial Real Estate (CRE) Weighted Average LTV= 57.5% (as of December 31, 2024)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $72.8 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.15%
0.01%
0.06%
0.07%
0.09%
0.10%
2019
2020
2021
2022
2023
2024

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – Three Months or less ($M)

- Assets repricing within three months or less as of December 31, 2024, was $764.7 million, or 25.2% of total assets


Muni Swaps
$60,000
2.0%
Adjustable loans
$543,636
18.0%
CRE Swaps
$49,744
1.6%
HFS Mtg
$27,835
0.9%
Int Bear Cash
$12,354
0.4%
AFS Invest
$71,091
2.3%

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)



$1.42B
$1.73B
$1.88B
$2.24B
$2.46B
$2.56B
6.22%
5.33%
5.15%
5.54%
6.50%
6.67%
2019
2020
2021
2022
2023
2024

Loan Composition at December 31, 2024

Total Gross Loans (excl. loans held for sale): $2.5B



Non-owner occupied commercial real estate 7%
WH lending 1% (2)
Construction and development 13%
Home equity 3%
Commercial and Industrial 18%
(3)
One-to-four-family (excludes loans held for sale) 24%
Indirect home improvement and other consumer 24%
(4)
Multi-family 10%

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Includes owner occupied CRE and agriculture loans
(4) Other consumer includes marine loans

1ST SECURITY BANK

FS BANCORP, INC.

CONSUMER LENDING

Q4 2024 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $620 million outstanding as of Q4 2024:
  - $28 million in dealer originations
  - $22 million, or 80%, with the top 10 dealers
  - Average outstanding portfolio yield of 7.65%, up from 7.59% in Q3 2024

Q4 2024 Dealer Production by State



Massachusetts 2.6%
Montana 1.7%
New Hampshire 0.7%
Utah 4.2%
Texas 1.2%
Nevada 1.0%
Minnesota 2.1%
Colorado 7.2%
Arizona 2.3%
Idaho 6.4%
California 10.3%
Oregon 21.2%
Washington 39.1%

2009 vs. Q4 2024 Portfolio Credit Quality



2009
Q4 2024
15.21%
2.37%
23.76%
12.92%
61.03%
84.71%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics



Auto + Recreational 0.1%
Other 0.3%
Solar 3.3%
Marine 11.7%
Indirect Home Improvement 84.6%

Source: Company documents

COMMERCIAL BUSINESS LENDING

Q4 2024 Commercial & Industrial (C&I)

- C&I commitments: $694.3 million
- Outstanding balances were $470.3 million at December 31, 2024, compared to $488.5 million at September 30, 2024
- The $18.2 million of quarter over sequential quarter decrease in outstanding balances was attributed to decreases of $9.8 million in C&I, $2.3 million in Warehouse lending, and a $6.1 million decrease in CRE Owner Occupied

Q4 2024 Product Mix ($M)


C&I Loans
$287,004
61%
C&I - RE Owner Occupied Loans
$170,395 36%
Const. WH
$10,700
2%
Mtg. WH
$2,218
1%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2024 Highlights

- Overall construction: $497.0 million committed / $330.7 million outstanding
- 8.52% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout our footprint

Quarterly C&D Loans Outstanding ($M)


$179.7
$217.0
$242.4
$342.6
$303.1
$330.7
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023
Q4 2024

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
94.1%
5.9%
2019
2020
2021
2022
2023
2024
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
$123.1
$13.0
$8.6
2019
2020
2021
2022
2023
2024
Net Interest Income
Other noninterest Income
Gain on Sale

Source: Company documents

ASSET QUALITY

Nonperforming Assets ($M)[1] & NPAs/ Assets


$3.2
$7.9
$5.8
$9.3
$11.0
$13.6
0.19%
0.37%
0.25%
0.35%
0.37%
0.45%
2019
2020
2021
2022
2023
2024

Reserves/Gross Loans[2]


0.98%
1.66%
1.46%
1.26%
1.30%
1.26%
2019
2020
2021
2022
2023
2024

Charge-offs & Recoveries ($000's)


$628
$1,030
$756
$1,058
$1,248
$1,834
$(2,628)
$(1,123)
$(1,793)
$(2,465)
$(3,476)
$(7,127)
2019
2020
2021
2022
2023
2024
Charge-offs
Recoveries

(1) Nonperforming Assets consists of nonperforming loans (which include nonaccruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

DEPOSIT COMPOSITION AND GROWTH

December 31, 2024

Total Deposits: $2.3 billion


Certificates of deposit over $250,000
$133,045
Checking (1)
$814,719
Certificates of deposits under $250,000
$895,851
MMDA and Savings
$495,803

Total Deposits ($B) and Cost of Deposits (%)


$1.39B
$1.67B
$1.92B
$2.13B
$2.52B
$2.34B
1.21%
0.78%
0.38%
0.47%
1.53%
2.18%
2019
2020
2021
2022
2023
2024

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

CAPITAL STRATEGY

Franchise Growth	▪ Continued organic asset growth across our diverse group of lending channels ▪ Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital ▪ Continued investment in the Bank's business lending platform and small business administration lending ▪ Focus on core deposit generation to fund asset growth
Dividends	▪ Regular dividend reflects a 30.4% payout ratio compared to diluted earnings per share in the fourth quarter ▪ Increased our quarterly cash dividend by $0.01 to $0.28
Shareholder Value	▪ Continued focus on increasing shareholder value through our business plan execution ▪ Repurchased 35,000 shares of common stock in the fourth quarter of 2024 at an average price of $48.47 per share ▪ Tangible book value per share increased $0.92 to $36.02 at December 31, 2024

APPENDIX – NON-GAAP RECONCILIATION

1ST SECURITY BANK

FS BANCORP, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Tangible Book Value Per Share:					
Stockholders' equity	$ 295,767	$ 288,902	$ 284,026	$ 277,932	$ 264,488
Goodwill and core deposit intangible, net	(17,302)	(18,178)	(19,075)	(19,994)	(20,935)
Tangible common stockholders' equity	$ 278,465	$ 270,724	$ 264,951	$ 257,938	$ 243,553
Common shares outstanding at end of period	7,729,951	7,713,359	7,644,463	7,707,651	7,698,401
Common stockholders' equity (book value) per share (GAAP)	$ 38.26	$ 37.45	$ 37.15	$ 36.06	$ 34.36
Tangible common stockholders' equity (tangible book value)*	$ 36.02	$ 35.10	$ 34.66	$ 33.47	$ 31.64
Tangible Common Equity Ratio:					
Total Assets	$ 3,029,177	$ 2,970,208	$ 2,941,377	$ 2,969,705	$ 2,972,669
Goodwill and core deposit intangible, net	(17,302)	(18,178)	(19,075)	(19,994)	(20,935)
Tangible assets	$ 3,011,875	$ 2,952,030	$ 2,922,302	$ 2,949,711	$ 2,951,734
Common Equity	$ 295,767	$ 288,902	$ 284,026	$ 277,932	$ 264,488
Common equity ratio (GAAP)	9.76%	9.73%	9.66%	9.36%	8.90%
Tangible common equity ratio (non-GAAP)	9.25%	9.17%	9.07%	8.74%	8.25%

*Per share (non-GAAP)

Source: Press Release

CONTACT INFORMATION

Phil Whittington
phil.whittington@fsbwa.com
VP Controller
(425) 275-4029

Susan Dumontet
susan.dumontet@fsbwa.com
SVP Director of Finance
(425) 697-8125

Matt Mullet
mattm@fsbwa.com
President, Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043